COLUMBIA FUNDS SERIES TRUST
                            CORPORATE BOND PORTFOLIO
                Supplement to the Prospectus, dated August 1, 2007


                          COLUMBIA FUNDS SERIES TRUST I
                            COLUMBIA CORE BOND FUND
              Supplement to the Prospectus, dated September 1, 2007

                      COLUMBIA U.S. TREASURY INDEX FUND
                Supplement to the Prospectus, dated August 1, 2007
                                 (the "Funds")



             Effective March 28, 2008, Brian Drainville will no longer serve as a portfolio manager of the Funds. Accordingly, all references to Brian Drainville as manager of Columbia U.S. Treasury Index Fund and as co-manager of Corporate Bond Portfolio and Columbia Core Bond Fund are removed from the Prospectus for all share classes of the Funds.

           Effective March 28, 2008, Carl W. Pappo will become the sole manager of Corporate Bond portfolio and a co-manager of Columbia Core Bond Fund. Mr. Pappo has been associated with Columbia Management Advisors, LLC or its predecessors since January 1993.

           Effective March 28, 2008, Jonathan P. Carlson will become the manager of Columbia U.S. Treasury Index Fund. Mr. Carlson has been associated with Columbia Management Advisors, LLC since June, 2007. Prior to June, 2007, Mr. Carlson was a portfolio manager and a partner at Merganser Capital Management since August 2004. Prior to August, 2004, Mr. Carlson was a portfolio manager and mortgage-backed securities specialist at CIGNA Investment Management from August, 2002 to August, 2004.






INT-47/151800-0308                                              March 20, 2008